UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2011

The KEYW Holding Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-34891	27-1594952
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1334 Ashton Road, Suite A
Hanover, MD  21076
(Address of Principal Executive Offices) (Zip Code)

(443) 270-5300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Effective June 30, 2011, Corporate Office Properties Trust (COPT) has suspended indefinitely its Rule 10b5-1 sales plan with respect to the common stock of The KEYW Holding Corporation (“KEYW”) entered into on March 14, 2011 and  previously reported on KEYW’s Current Report on Form 8-K filed on March 29, 2011.  Based on Form 4 filings, COPT sold 500,000 shares of KEYW common stock under the plan during the second quarter of 2011.

COPT is managed by a ten member Board of Trustees, including Mr. Randall M. Griffin, Chief Executive Officer and Trustee of COPT, who also serves on KEYW’s board of directors. This indefinite suspension of the plan has been approved pursuant to the terms of KEYW’s trading policies and procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The KEYW Holding Corporation

Date: June 30, 2011	By:	/s/ John Krobath
	Name:	John Krobath
	Title:	Chief Financial Officer